Exhibit 10.9

                            SHARE PURCHASE AGREEMENT

This agreement (the "AGREEMENT"), is made by and between Voice Diary Inc., a company incorporated under the laws of the state of Delaware (the "BUYER") and Arie Hinkis (the "SELLER")

     WHEAREAS: Seller is the owner of 27,675 (twenty seven thousand six hundred and seventy five) Ordinary Shares of Voice Diary Ltd. (the "COMPANY"), each bearing a par value of NIS 0.1; and

     WHEAREAS: Seller wishes to sell to Buyer and Buyer wishes to purchase from Seller, 27,675 (twenty seven thousand six hundred and seventy five) Ordinary
Shares of the Company, each bearing a par value of NIS 0.1 (the "PURCHASED SHARES"), all in accordance with the terms and conditions set forth herein.

NOW THEREFOR, the parties, intending to be legally bound, hereby agree as follows:

1.     PREAMBLE  AND  CAPTIONS
       -----------------------

1.1. The preamble to this Agreement shall be deemed an integral part thereof.

1.2. The captions in this Agreement shall not be deemed a part hereof as they have been inserted for convenience and orientation only, and they shall not affect the interpretation of this Agreement.

2.     PURCHASE  AND  SALE  OF  SHARES
       -------------------------------

2.1. Subject to and in accordance with the terms and conditions of this Agreement, the Seller hereby sells, transfers, assigns and delivers the Purchased Shares to the Buyer, and the Buyer hereby purchases the Purchased Shares from the Seller.

2.2. As full and complete consideration for the Purchased Shares, the Buyer will issue and sell to the Seller 61,921 (sixty one thousand nine hundred and twenty one) shares of Class A Common Stock of the Buyer, each bearing a par value of US$ 0.01 (the "ISSUED STOCK").

2.3.     Delivery. Each Seller shall, concurrently with the execution and
         --------
delivery of this Agreement, execute and deliver share transfer deeds in form sufficient to transfer all of the Seller's right, title and interest in and to the Purchased Shares to the Buyer.

3.     REPRESENTATIONS,  WARRANTIES  AND  AGREEMENTS  OF  THE  SELLER
       --------------------------------------------------------------

The  Seller  hereby  represents  and  warrants  to  the  Buyer  as  follows:

3.1.     Ownership.  Seller  is the beneficial and record owner of the Purchased
         ---------
Shares and has good and marketable title to the Purchased Shares, free and clear of any mortgage, charge, pledge, lien or assignment or any other encumbrance or security interest or arrangement of any nature whatsoever, free and clear of all rights of first refusal, co sale right, options to purchase, proxies voting trusts and any other voting agreements, calls or commitments of every kind.

3.2.     No  Additional  Rights.  The  Purchased  Shares  constitute  all of the
         ----------------------
shares, warrants, and securities in the Company owned by the Seller or to which it has any rights, and it has no preemptive rights, convertible securities, outstanding warrants, options or other rights to subscribe for, purchase or acquire from the Company or any third party any shares of capital stock or securities of the Company.

3.3.     No Breach. The execution and performance of this Agreement and the
         ----------
consummation of the transactions contemplated hereunder will not result in a breach of, nor will they constitute a default under, any agreement to which the Seller is party.

3.4.     Approvals. No approval or consent of any person, authority or entity is
         ---------
required in connection with the execution and delivery of this Agreement or the performance of the Seller's obligations contemplated hereby.

3.5.     Authorization. If the Seller is a corporation, it is duly organized and
         -------------
validly existing in the jurisdiction of its organization and has full power and authority to enter into this Agreement. All actions on its part necessary for the authorization, execution, delivery and performance by it of this Agreement have been duly taken to authorize the execution and delivery by it, and this Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (b) general principles of equity that restrict the availability of equitable remedies.

3.6.     No Public Market; Rule 144. The Seller understands that no public
         --------------------------
market now exists for any of the Issued Stock and that it is uncertain whether a public market will ever exist for any such securities. The Seller further acknowledges that because the Issued Stock have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), the Issued Stock must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. It is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of shares purchased in a private placement under certain circumstances.

3.7.     Restricted Stock. The Issued Stock are characterized as "RESTRICTED
         ----------------
SECURITIES" under the federal securities laws inasmuch as they are being acquired from the Buyer in a transaction not involving a public offering or in reliance upon a safe harbor from the registration requirements of the act under regulation S for offers and sales of securities that occur outside of the united states, and such securities may be resold without registration under the Act only in certain limited circumstances. It understands that the certificates evidencing the Issued Stock will be printed with legends restricting transfer except in compliance with applicable securities laws in the form of the following or similar legend:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON (OTHER THAN DISTRIBUTORS AS DEFINED IN REGULATION S) DURING THE DISTRIBUTION COMPLIANCE PERIOD AS DEFINED IN RULE 902 OF REGULATION S UNLESS THE SHARES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS IS AVAILABLE.".

Seller understands that any transfer agent of the Buyer will issue stop-transfer instructions with respect to the Issued Stock unless any transfer thereof is subsequently registered under the Act and applicable state and other securities laws or unless an exemption from such registration is available.

3.8. The Seller's present intention is to acquire the Issued Stock for its own account and further represents that the Issued Stock are being and will be acquired by it for the purpose of investment and not with a view to distribution or resale thereof. The acquisition by the Seller of the Issued Stock acquired by it shall constitute a confirmation of this representation by such Seller.

3.9.     Access  to  Information.  The  Seller  acknowledges that it, during the
         -----------------------
course of this transaction and prior to the acquisition of any Issued Stock has had the opportunity to ask questions of and receive answers from representatives of the Buyer concerning the terms and conditions of this Agreement relating to the Issued Stock, and to obtain additional information, documents, records and books relative to the Buyer, its business, and an investment in Buyer. The Seller acknowledges that the Buyer or any agent thereof has made no representations or warranties except as explicitly set forth in this Agreement.

3.10.     Previous Investments. By reason of the Seller's knowledge and
          --------------------
experience in business and financial matters, including investments in securities of companies in the development stage, it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the transactions contemplated herein.

3.11.     Risks. The Seller understands that an investment in the Buyer involves
          -----
a high degree of risk and is suitable only for shareholders who can afford a loss of their entire investment and who have no need for liquidity from their investment.

3.12. The Seller is either (i) an "accredited investor", as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act, or
(ii) not a "U.S. Person", as defined by Rule 902 of Regulation S promulgated under the Securities Act, was not formed by a "U.S. Person" as defined by Rule 902 of Regulation S, was not organized under the laws of any United States jurisdiction, is not holding the Issued Stock for the benefit of any US Person, and was not formed for the purpose of investing in securities not registered under the Securities Act. At the time the buy order for this transaction was originated, the Seller was outside the United States.

All subsequent offers and sales of the Issued Stock will be made (i) outside the United States in compliance with Rule 903 or Rule 904 of Regulation S, (ii) pursuant to registration of the Issued Stock under the Securities Act, or (iii) pursuant to an exemption from such registration. The Seller understands the conditions of the exemption from registration afforded by Section 4(1) of the Securities Act and acknowledges that there can be no assurance that it will be able to rely on such exemption. The Seller will not engage in hedging transactions with regard to the Issued Stock prior to the expiration of the distribution compliance period specified in Rule 903 of Regulation S, unless in compliance with the Securities Act.

3.13. The Seller, if not a natural person, was not formed for the specific purpose of acquiring the securities offered in this Agreement.

4.     REPRESENTATIONS,  WARRANTIES  AND  AGREEMENTS  OF  THE  BUYER
       -------------------------------------------------------------
The  Buyer  hereby  represents  and  warrants  to  the  Seller  as  follows:

4.1.     Authorization  by  Buyer.  By signing, all actions on the part of Buyer
         ------------------------
necessary for the authorization, execution, delivery, and performance by it of this Agreement have been duly taken, and this Agreement constitutes a legal, valid and binding obligation, enforceable against the Buyer in accordance with its terms.

4.2.     No  Breach.  The  execution  and  performance of this Agreement and the
         ----------
consummation of the transactions contemplated hereunder will not result in a breach of, nor will they constitute, a default under any agreement to which the Buyer is party.

4.3.     No Additional Representations. The Buyer is familiar with the Company,
         -----------------------------
its property, its obligations and its activities. Buyer is, thus, purchasing the Purchased Shares "AS IS", without having relied upon any representations and/or warranties by the Seller, except those representations and warrants specifically indicated herein.

4.4.     Approvals. No approval or consent of any third party is required in
         ---------
connection with the execution and delivery of this Agreement on the consummation of the transaction contemplated hereby.

5.     STAND-OFF  AGREEMENT
       --------------------

In connection with any offering of the Buyer's equity securities, pursuant to an effective registration statement, for such period (the "LOCK-UP PERIOD") as the Buyer may request (such period not to exceed 180 days following the date of the applicable offering), the Seller shall not, directly or indirectly, sell make any short sale of, loan, hypothecate, pledge, offer, grant or sell any portion or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Issued Stock acquired hereunder without the prior written consent of the Buyer. The Seller agrees to (i) have any certificate or certificates representing his, her or its Issued Stock bear, in addition to any other applicable securities legends, a legend stating that the shares represented by that certificate may not be transferred by any means whatsoever, without the agreement of the Buyer, during the Lock-Up Period; and
(ii) execute any and all agreements with underwriters representing the Buyer to effect and perfect the foregoing. The Buyer may impose stop transfer instructions with respect to the shares subject to the foregoing restrictions, until the end of the Lock-Up Period.

6.     CONDITIONS  PRECEDENT  TO  BUYER'S  PERFORMANCE
       -----------------------------------------------
The obligations of the Buyer pursuant this Agreement are subject to the satisfaction, at any time following the date hereof, of all the conditions set out below. The Buyer may waive any or all of these conditions, in whole or in part, without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by the Buyer of any of its other rights or remedies, at law or in equity, if the Seller shall be in default of any of its representations, warranties, or covenants under this Agreement:

6.1. The Company shall have obtained the approval of the Chief Scientist of the Ministry of Industry and Trade of the State of Israel, for all transactions contemplated in this Agreement.

6.2. The Company shall have obtained the approval of the Investment Center of the Ministry of Industry and Trade, for all transactions contemplated in this Agreement.

6.3. The Company shall have obtained the approval of the Industry Development Bank, for all transactions contemplated in this Agreement.

6.4. The Buyer shall have obtained the consent of the holders of 90% or more of the share capital of the Company to sell their shares to the Buyer pursuant to the terms and conditions of this Agreement.

This Agreement shall not become effective until, and shall be deemed to have immediately and automatically come into effect at, such time that the Buyer notifies the Seller of either (i) the satisfaction of all of the conditions set forth above, (ii) the waiver, by the Buyer, of all conditions which were not satisfied as of such date.

7.     WAIVER  AND  CONSENTS
       ---------------------

7.1. Immediately following the consummation of the transactions contemplated in this Agreement, Seller shall own no shares or securities in the Company, it shall have no rights as a shareholder of the Company and no claims against the Company in connection with the issuance and/or non-issuance of securities in the Company.

7.2. The Seller hereby waives any right, title, interest in and to any additional shares or other securities of the Company, whether pursuant to an option agreement, warrant agreement, antidilution right, preemptive right or the like, and hereby waive any other right to receive shares or other securities of the Company or the Buyer (to the extent such rights exist), and agrees that the Purchased Shares are the sum total of the shares or other securities of the Company to which the Seller is entitled. The Seller hereby waives any and all registration rights the Seller may have had in the Company, and acknowledges that the Seller is not receiving herein any registration rights in and to the Buyer's equities. The Seller hereby agrees and consents to the resolutions adopting the Voice Diary Inc. 2002 Stock Option Plan. The execution of this Agreement also serves as execution of the resolutions.

8.     TAXATION
       --------
Each Party shall bear the payment of any tax or levy, should such payment apply to the Party, pursuant to the provision of any law, in its status of transferor or transferee, depending on the case. Without derogating from the foregoing, Seller, alone, will be responsible for payment of any capital gains tax, if any, which may apply as a result of (i) the transfer and sale of the Purchased Shares, and (ii) the issuance of Issued Stock by the Buyer, as contemplated herein.

9.     MISCELLANEOUS
       -------------

9.1.     Successors and Assigns.  Except as otherwise expressly provided herein,
         ----------------------
the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

9.2.     Entire  Agreement.  This Agreement and the exhibits attached hereto and
         -----------------
the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between and among the parties with regard to the subjects hereof and thereof.

9.3.     Amendments.  Any and all changes, amendments or additions to this
         ----------
Agreement shall require the prior written consent of all Parties, or else they shall be deemed null and void.

9.4.     Notices.  Any notice, payment, report or other communication required
         -------
or permitted to be given by one party to any other party by this Agreement shall be in writing and addressed to the other party at its address as indicated below, or to such other address as any addressee shall have theretofore furnished to the other party by like notice. All notices shall be deemed to have been given or delivered upon: (i) personal delivery; or (ii) three (3) days after deposit in the United States mail by certified mail (return receipt requested); or (iii) one (1) business day after deposit with any return receipt express courier (prepaid); or (iv) one (1) business day after transmission by facsimile.

9.5.     Counterparts. This Agreement may be executed in any number of
         ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

9.6.     Applicable Law. This Agreement shall be governed by, and construed in
         --------------
accordance with, the laws of the State of New York applicable to contracts between New York residents entered into and to be performed entirely within the State of New York, except with respect to matters that by their nature would be governed by Israeli Company Law, in which case, Israeli Company Law shall apply. The parties irrevocably consent to the exclusive jurisdiction of any competent court located within the city of New York, State of New York, with respect to any and all disputed arising from this Agreement.

9.7. The parties hereto agree to provide a copy of this Agreement, after execution, to the Company, and otherwise to maintain the confidentiality of the terms hereof.

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.


 Seller's  Name:  Arie  Hinkis              Buyer: VOICE DIARY INC.

 Signature:  /s/  Arie  Hinkis              Signature:  /s/  Arie  Hinkis
            -------------------                         ------------------
                                            By:  Arie  Hinkis,  President

Address:    8  Arar  St.,                   Address:  200  Robbins  Lane

            Modiim 71700                              Jericho 11753 NY

            Israel                                    USA